Exhibit 99.1

       OMI Corporation Announces Dividend and Share Repurchase
                       Authorization Increases


    STAMFORD, Conn.--(BUSINESS WIRE)--Nov. 16, 2006--OMI Corporation (NYSE:OMM) of Stamford, Connecticut announced today that its Board of Directors has increased the regular quarterly dividend on its common stock to $0.14 per share, and declared a dividend in that amount payable on January 8, 2007 to holders of record on December 28, 2006. This was the third increase in the dividend made in 2006.

    The Company also announced that the Board of Directors had authorized repurchase of up to an additional $140 million of shares of its common stock. This brings the share repurchase authorization to approximately $169 million. The Company has repurchased approximately 9 million shares during 2006 and has 63.2 million shares outstanding.

    OMI Corporation is a major international owner and operator of tankers. Its fleet aggregates approximately 3.5 million deadweight tons and comprises 13 Suezmax tankers (7 of which it owns and 6 of which are chartered-in) and 34 product carriers (of which it owns 32 and charters-in 2). Four of its product carriers are under contract to be sold, with two of the four to be chartered back.



                          Type of    Year               Charter
 Name of Vessel            Vessel   Built      Dwt     Expiration
------------------------- -------- -------- ---------- ----------
CRUDE OIL FLEET:
-------------------------

Wholly-Owned:
-------------------------
ARLENE                     Suezmax    2003    165,293        SPOT
INGEBORG                   Suezmax    2003    165,293      Aug-09
DELAWARE                   Suezmax    2002    159,452      May-12  (P)
DAKOTA                     Suezmax    2002    159,435        SPOT
ADAIR                      Suezmax    2003    159,199      Aug-09
ANGELICA                   Suezmax    2004    159,106        SPOT
JANET                      Suezmax    2004    159,100        SPOT
                                            ----------
                                            1,126,878
                                            ----------
Time chartered-in and
 expiration of charter:
-------------------------
HS ALCINA (June 2011)      Suezmax    2001    160,183        SPOT
CAPE BANTRY (Sept. 2011)   Suezmax    2000    159,999        SPOT
CAPE BASTIA (June 2012)    Suezmax    2005    159,156      Mar-09
CAPE BONNY (Sept. 2012)    Suezmax    2005    159,062      May-10
OLIVER JACOB (Sept. 2010)  Suezmax    1999    157,327        SPOT
MAX JACOB (Dec. 2009)      Suezmax    2000    157,327      May-12  (P)
                                            ----------
                                              953,054
                                            ----------

Total Crude Oil Fleet                       2,079,932
                                            ----------



                         Type of      Year              Charter
Name of Vessel            Vessel      Built    Dwt     Expiration
------------------------ ---------- ------- ---------- ----------
CLEAN FLEET:
------------------------

Wholly-Owned:
------------------------
NECHES                     Handymax   2000     47,052      Oct-10
SAN JACINTO                Handymax   2002     47,038      Apr-08
MOSELLE                    Handymax   2003     47,037      Feb-09
GUADALUPE                  Handymax   2000     47,037      Apr-08
AMAZON                     Handymax   2002     47,037      Apr-08
THAMES                     Handymax   2005     47,036      Oct-07
ROSETTA                    Handymax   2003     47,015      Mar-09
PLATTE                     Handymax   2006     46,955      Jun-09
LAUREN                     Handymax   2005     46,955      Dec-07  (P)
JEANETTE                   Handymax   2004     46,955      Feb-08  (P)
HORIZON                    Handymax   2004     46,955      Dec-08
KANSAS                     Handymax   2006     46,922      Apr-09  (P)
REPUBLICAN                 Handymax   2006     46,893      May-09  (P)
WABASH                     Handymax   2006     46,893      Mar-08  (P)
BRAZOS                     Handymax   2005     46,889      Dec-08
RUBY                      Handysize   2004     37,384        SPOT
ORONTES                   Handysize   2002     37,383      May-10
OHIO                      Handysize   2001     37,278      May-10
GARONNE                   Handysize   2004     37,278      Apr-09  (P)
ASHLEY                    Handysize   2001     37,270        SPOT
MARNE                     Handysize   2001     37,230        SPOT
GANGES                    Handysize   2004     37,178        SPOT
LOIRE                     Handysize   2004     37,106      Feb-09  (P)
FOX                       Handysize   2005     37,006      May-10  (P)
RHINE                     Handysize   2006     36,993      Sep-08  (P)
TEVERE                    Handysize   2005     36,990      Jul-10  (P)
SAONE                     Handysize   2004     36,986      Jul-09  (P)
TRINITY                   Handysize   2000     35,834      Mar-10
MADISON                   Handysize   2000     35,828      Mar-10
RHONE                     Handysize   2000     35,775      May-07  (P)
CHARENTE                  Handysize   2001     35,751      Sep-08  (P)
SEINE                     Handysize   1999     35,407      Aug-08
                                            ----------
                                            1,329,346
                                            ----------
Bareboat chartered-in
and charter expiration:
------------------------
TAMAR (July 2010)           Panamax   2003     70,362      Jul-08
OTTAWA (April 2010)         Panamax   2003     70,297      Apr-08
                                            ----------
                                              140,659
                                            ----------

Total Clean Fleet                           1,470,005
                                            ----------

Total Current Fleet                         3,549,937
                                            ----------

(P): Time Charters with Profit Sharing



    CONTACT: OMI Corporation
             Frederic S. London, 203-602-6789